EXHIBIT 99.2

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Years Ended December 31,
	2012	2011	2010	2009	2008
Net sales
Oral, Personal and Home Care
North America(1)	$2,971	$2,878	$2,880	$2,828	$2,739
Latin America	5,032	4,895	4,386	4,441	4,201
Europe/South Pacific	3,417	3,508	3,220	3,271	3,582
Asia	2,264	2,074	1,851	1,617	1,576
Africa/Eurasia	1,241	1,207	1,147	1,038	1,084
Total Oral, Personal and Home Care	14,925	14,562	13,484	13,195	13,182
Pet Nutrition(2)	2,160	2,172	2,080	2,132	2,148
Total Net sales	$17,085	$16,734	$15,564	$15,327	$15,330

(1)	Net sales in the U.S. for Oral, Personal and Home Care were $2,669, $2,567, $2,591, $2,577 and $2,490 in 2012, 2011, 2010, 2009 and 2008, respectively.
(2)	Net sales in the U.S. for Pet Nutrition were $1,052, $1,032, $1,025, $1,071 and $1,082 in 2012, 2011, 2010, 2009 and 2008, respectively.

EXHIBIT 99.2

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Years Ended December 31,
	2012	2011	2010	2009	2008
Operating profit
Oral, Personal and Home Care
North America	$810	$768	$849	$810	$665
Latin America	1,454	1,437	1,330	1,393	1,205
Europe/South Pacific	747	715	742	748	746
Asia	619	565	508	418	358
Africa/Eurasia	267	242	259	213	169
Total Oral, Personal and Home Care	3,897	3,727	3,688	3,582	3,143
Pet Nutrition	589	560	559	555	542
Corporate	(597)	(446)	(758)	(522)	(584)
Total Operating profit	$3,889	$3,841	$3,489	$3,615	$3,101

	Years Ended December 31,
	2012	2011	2010	2009	2008
Capital expenditures
Oral, Personal and Home Care
North America	$43	$53	$57	$62	$42
Latin America	237	195	138	105	112
Europe/South Pacific	71	64	80	86	64
Asia	88	103	96	81	145
Africa/Eurasia	16	16	15	10	12
Total Oral, Personal and Home Care	455	431	386	344	375
Pet Nutrition	37	32	81	156	224
Corporate	73	74	83	75	85
Total Capital expenditures	$565	$537	$550	$575	$684

	Years Ended December 31,
	2012	2011	2010	2009	2008
Depreciation and amortization
Oral, Personal and Home Care
North America	$50	$56	$56	$59	$54
Latin America	91	92	85	77	88
Europe/South Pacific	85	82	67	67	70
Asia	70	67	58	53	50
Africa/Eurasia	11	12	11	10	11
Total Oral, Personal and Home Care	307	309	277	266	273
Pet Nutrition	50	51	45	36	32
Corporate	68	61	54	49	43
Total Depreciation and amortization	$425	$421	$376	$351	$348

EXHIBIT 99.2

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	At December 31,
	2012	2011	2010	2009	2008
Identifiable assets
Oral, Personal and Home Care
North America	$2,157	$2,247	$2,196	$2,237	$1,955
Latin America	4,288	3,677	3,127	3,312	2,592
Europe/South Pacific	3,649	3,555	2,775	2,647	2,620
Asia	1,608	1,548	1,453	1,284	1,238
Africa/Eurasia	561	521	490	476	466
Total Oral, Personal and Home Care	12,263	11,548	10,041	9,956	8,871
Pet Nutrition	1,045	1,078	1,081	1,127	1,025
Corporate(3)	86	98	50	51	83
Total Identifiable assets(4)	$13,394	$12,724	$11,172	$11,134	$9,979

(3)	In 2012, Corporate identifiable assets primarily consist of derivative instruments (67%) and investments in equity securities (28%). In 2011, Corporate identifiable assets primarily consist of derivative instruments (73%) and investments in equity securities (22%). In 2010, Corporate identifiable assets primarily consist of derivative instruments (44%) and investments in equity securities (48%). In 2009, Corporate identifiable assets primarily consist of derivative instruments (44%) and investments in equity securities (46%). In 2008, Corporate identifiable assets primarily consist of derivative instruments (66%) and investments in equity securities (27%).
(4)	Long-lived assets in the U.S., primarily property, plant and equipment and goodwill and other intangibles represented approximately one-third of total long-lived assets of $8,066, $7,926, $7,116, $6,795 and $6,182 in 2012, 2011, 2010, 2009 and 2008, respectively.

EXHIBIT 99.2

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Three Months Ended
	March 31,
	2013	2012
Net sales
Oral, Personal and Home Care
North America	$764	$724
Latin America	1,214	1,201
Europe/South Pacific	848	854
Asia	655	590
Africa/Eurasia	300	289
Total Oral, Personal and Home Care	3,781	3,658
Pet Nutrition	534	542
Total Net sales	$4,315	$4,200

	Three Months Ended
	March 31,
	2013	2012
Operating profit
Oral, Personal and Home Care
North America	$215	$177
Latin America	312	350
Europe/South Pacific	200	183
Asia	186	159
Africa/Eurasia	62	61
Total Oral, Personal and Home Care	975	930
Pet Nutrition	136	148
Corporate	(369)	(140)
Total Operating profit	$742	$938

EXHIBIT 99.2

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net sales
Oral, Personal and Home Care
North America	$762	$727	$1,526	$1,451
Latin America	1,282	1,300	2,496	2,501
Europe/South Pacific	824	850	1,672	1,704
Asia	618	544	1,273	1,134
Africa/Eurasia	311	315	611	604
Total Oral, Personal and Home Care	3,797	3,736	7,578	7,394
Pet Nutrition	549	531	1,083	1,073
Total Net sales	$4,346	$4,267	$8,661	$8,467

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Operating profit
Oral, Personal and Home Care
North America	$227	$190	$442	$367
Latin America	352	373	664	723
Europe/South Pacific	189	179	389	362
Asia	173	151	359	310
Africa/Eurasia	65	69	127	130
Total Oral, Personal and Home Care	1,006	962	1,981	1,892
Pet Nutrition	136	145	272	293
Corporate	(236)	(125)	(605)	(265)
Total Operating profit	$906	$982	$1,648	$1,920

EXHIBIT 99.2

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

Three Months Ended
December 31,
2012
Net sales
Oral, Personal and Home Care
North America	$754
Latin America	1,255
Europe/South Pacific	848
Asia	547
Africa/Eurasia	323
Total Oral, Personal and Home Care	3,727
Pet Nutrition	559
Total Net sales	$4,286

Three Months Ended
December 31,
2012
Operating profit
Oral, Personal and Home Care
North America	$230
Latin America	354
Europe/South Pacific	187
Asia	145
Africa/Eurasia	70
Total Oral, Personal and Home Care	986
Pet Nutrition	149
Corporate	(193)
Total Operating profit	$942